United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

November 17, 2006

Date of Report

REFLECT SCIENTIFIC, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-31377	87-0642556
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1270 South 1380 West

Orem, Utah 84058

(Address of Principal Executive Offices)

(801) 226-4100

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01     Financial Statements and Exhibits.

  (a) Financial Statements of Businesses acquired.

ALL TEMP ENGINEERING, INC.

 FINANCIAL STATEMENTS

December 31, 2006

C O N T E N T S

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of

All Temp Engineering, Inc.

Fresno, California

We have audited the accompanying balance sheet of All Temp Engineering, Inc. as of December 31, 2006, and the related statements of operations, shareholder’s equity and cash flows for the years ended December 31, 2006 and 2005.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of All Temp Engineering, Inc.  as of December 31, 2006, and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ HJ Associates & Consultants LLP

HJ Associates & Consultants LLP

Salt Lake City, Utah

May 7, 2007

ALL TEMP ENGINEERING, INC.

 Balance Sheet

ASSETS

December 31, 2006
CURRENT ASSETS

Accounts receivable (Note 2)	$162,596
Inventory (Note 4)	42,032
Prepaid assets	8,189

Total Current Assets	212,817

FIXED ASSETS, NET (Note 3)	4,595

OTHER ASSETS

Deposits	3,672

TOTAL ASSETS	$221,084

The accompanying notes are an integral part of these financial statements.

ALL TEMP ENGINEERING, INC.

 Balance Sheet (Continued)

LIABILITIES AND SHAREHOLDER’S EQUITY (DEFICIT)

December 31, 2006

CURRENT LIABILITIES

Cash overdraft	$55,640
Income tax payable	800
Accounts payable	272,789
Accrued expenses	7,209
Notes payable – related party	600,054

Total Current Liabilities	936,492

LONG-TERM LIABILITIES
Total Liabilities	936,492

COMMITMENTS AND CONTINGENCIES (Note 5)

SHAREHOLDER’S EQUITY (DEFICIT)

Common stock, no par value, authorized 500,000
shares; 10,000 shares issued and outstanding	13,334
Accumulated deficit	(728,742)

Total Shareholder’s Deficit	(715,408)

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY (DEFICIT)	$221,084

The accompanying notes are an integral part of these financial statements.

ALL TEMP ENGINEERING, INC.

 Statements of Operations

	For the Years Ended December 31,
	2006	2005

REVENUES	$1,871,737	$1,965,502

COST OF GOODS SOLD	1,085,446	938,531

GROSS PROFIT	786,291	1,026,971

OPERATING EXPENSES

Salaries and wages	539,843	517,417
Payroll taxes	64,603	76,651
Rent expense	57,569	52,632
General and administrative	499,426	290,286

Total Operating Expenses	1,161,441	936,986

OPERATING INCOME (LOSS)	(375,150)	89,985

OTHER EXPENSES

Gain (loss) on sale of asset	(31,017)	10,000
Loss on extinguishment of debt	(160,499)	-
Other expense	(6,000)	-
Interest expense	(34,961)	(27,537)

Total Other Expense	(232,477)	(17,537)

INCOME (LOSS) BEFORE INCOME TAX EXPENSE	(607,627)	72,448

Income tax expense (benefit)	-	7,200

NET INCOME (LOSS)	$(607,627)	$65,248

NET INCOME (LOSS) APPLICABLE TO COMMON
SHAREHOLDERS	$(607,627)	$65,248

BASIC AND FULLY DILUTED EARNINGS PER SHARE	$(60.76)	$6.52

WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING	10,000	10,000

The accompanying notes are an integral part of these financial statements.

ALL TEMP ENGINEERING, INC.

 Statements of Shareholder’s Equity

                                                                                              Common Stock

	Shares	Amount	Retained Earnings
Balance, December 31, 2004	10,000	$13,334	$(374,906)
Capital contributions	-	-	23,993
Net income for the year Ended December 31, 2005	-	-	65,248
Balance, December 31, 2005	10,000	13,334	(285,665)
Capital contributions	-	-	164,550
Net loss for the year Ended December 31, 2006	-	-	(607,627)
Balance, December 31, 2006	10,000	$13,334	$(728,742)

The accompanying notes are an integral part of these financial statements.

ALL TEMP ENGINEERING, INC.

 Statements of Cash Flows

For the Years Ended December 31,
2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES

Net Income (loss)	$(607,627)	$65,248
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	7,189	9,999
Loss on sale of asset	31,017	(10,000)
Loss on extinguishment of debt	160,499	-
Changes in operating assets and liabilities:
Increase in accounts receivable	129,380	(181,110)
Decrease in inventory	(202)	9,039
Decrease in other assets	(4,517)	-
Increase in accounts payable and accrued expenses	56,620	(19,586)

Net Cash Provided (Used) by Operating Activities	(227,641)	(126,410)

CASH FLOWS FROM INVESTING ACTIVITIES

Cash received from sale of asset	-	10,000
Cash paid for fixed assets	(23,372)	(2,529)

Net Cash Provided (Used) by Investing Activities	(23,372)	7,471

CASH FLOWS FROM FINANCING ACTIVITIES

Increase (decrease) in cash overdraft	21,023	(6,092)
Proceeds from notes payable	65,440	101,038
Dividends (paid) received	164,550	23,993

Net Cash Provided (Used) by Financing Activities	251,013	118,939

NET DECREASE IN CASH	-	-

CASH AT BEGINNING OF PERIOD	-	-

CASH AT END OF PERIOD	$-	$-

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash Paid For:

Interest	$12,037	$1,366
Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

ALL TEMP ENGINEERING, INC.

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

All Temp Engineering established in 1984 is incorporated in the State of California. The Company is located in San Jose, California and has been providing engineered solutions and services to the cryogenics industry for over 23 years.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting.  The Company has elected a December 31 year-end.

b. Revenue Recognition

The Company recognizes revenues as required by Staff Accounting Bulletin No. 101 “Revenue Recognition in Financial Statements”.  Revenue is only recognized on product sales once the product has been shipped to the customers (FOB Origin).  When installation of a part is required by the Company, revenue is recognized with installation is complete.

c.  Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

d. Accounts Receivable

The Company writes off trade receivables when deemed uncollectible. The Company expensed $18,000 and $0 to bad debt expense for the years ended December 31, 2006 and 2005, respectively. The allowance for doubtful accounts balance at December 31, 2006, was $18,000.

e. Inventory

Inventories are stated at the lower of cost or market value based upon the First-In First-Out (FIFO) inventory method.  The Company’s inventory primarily consists of refrigeration gases, compressors and repair parts.

f. Advertising Expense

The Company follows the policy of charging the costs of advertising to expense as incurred.  The Company recognized $1,056 and $6,100 of advertising expense during the years ended December 31, 2006, and 2005, respectively.

ALL TEMP ENGINEERING, INC.

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

g. Newly Issued Accounting Pronouncements

In April 2006, the FASB issued FASB Staff Position FIN 46I-6, “Determining the Variability to be Considered in Applying FASB Interpretation No. 46I” (“Fin 46I”) that became effective for the third quarter of 2006. FSP FIN No. 46I-6 clarifies that the variability to be considered in applying Interpretation 46I shall be based on an analysis of the design of the variable interest entity. The adoption of this standard did not materially impact the Company’s financial statements.

In March 2005, the FASB issued FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations” (“FIN 47”). FIN 47 provides guidance relating to the identification of and financial reporting for legal obligations to perform an asset retirement activity. The Interpretation requires recognition of a liability for the fair value of a conditional asset retirement obligation when incurred if the liability’s fair value can be reasonably estimated. FIN 47 also defines when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. The provision is effective no later than the end of fiscal years ending after December 15, 2005. The Company will adopt FIN 47 beginning the first quarter of fiscal year 2006 and does not believe the adoption will have a material impact on its financial position or results of operations or cash flows.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the Company’s financial statements in accordance with FASB Statement No. 109 “Accounting for Income Taxes.” FIN 48 also prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a return, as well as guidance on derecognition, classification, interest and penalties and financial statement reporting disclosures. FIN 48 is effective for the Company on January 1, 2007. Based on the Company’s evaluation and analysis, FIN 48 is not expected to have a material impact on the Company’s financial statements.

In February of 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”, which is intended to simplify the accounting and improve the financial reporting of certain hybrid financial instruments (i.e., derivatives embedded in other financial instruments). The statement amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities—a replacement of FASB Statement No. 125.” SFAS No. 155 is effective for all financial instruments issued or acquired after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company does not expect the adoption of SFAS No. 155 to have an impact on its financial statements.

ALL TEMP ENGINEERING, INC.

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

g. Newly Issued Accounting Pronouncements (Continued)

In September 2006, the FASB issued FASB Statement No. 157, “Fair Value Measurements” (“FAS 157”), which addresses how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under generally accepted accounting principles. The FASB believes that the new standard will make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157is effective for fiscal years beginning after November 15, 2007.   The Company is currently evaluating the requirements and impact of FAS 157 on the Company’s financial statements, and will adopt the provisions on January 1, 2008. FAS 157 is not expected to have a material impact on the Company’s financial statements.

Also in September 2006, the FASB issued FASB Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132- R” (“FAS 158”). FAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity. FAS 158 also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position. This statement is effective for the Company as of December 31, 2006, but did not have an impact on the Company’s financial statements as the Company does not sponsor a defined benefit pension or postretirement plan.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements (“SAB 108”), which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. The adoption of this standard did not materially impact the Company’s financial statements.

h. Basic Earnings Per Share

The computation of earnings per share of common stock are based on the weighted average number of shares outstanding during the period of the financial statements as follows:

	For the Years Ended December 31,
	2006	2005
Net Income (loss) (Numerator)	$ (607,627)	$ 65,248
Shares (denominator)	10,000	10,000

Per share amount	(60.76)	6.52

ALL TEMP ENGINEERING, INC.

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

h. Basic Earnings Per Share (continued)

As of December 31, 2006 the Company had no shares of outstanding common stock equivalents, as such the diluted earnings per share and basic earnings per share are the same.

i. Shipping and Handling Fees and Costs

The Company records all shipping and handling cost in cost of goods sold.

j. Income Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The provision (benefit) for income taxes for the year ended December 31, 2006 and 2005 consist of the following:

	2006	2005
Federal:
Current	$-	$5,000
State:
Current	-	2,200
	$-	$7,200

Net deferred tax assets consist of the following components as of December 31, 2006 and 2005:

	2006	2005
Deferred tax assets:
NOL Carryover	$268,814	$-

Valuation allowance	(268,814)	-
Net deferred tax asset	$-	$-

ALL TEMP ENGINEERING, INC.

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

j. Income Taxes

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 34% to pretax income from continuing operations for the year ended December 31, 2006 and 2005 due to the following:

	2006	2005
Book Income (Loss)	$(204,966)	$11,092
Meals & Entertainment	473	880
Depreciation	(390)	(4,772)
Valuation Allowance	(204,883)	-

	$-	$7,200

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations.  Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.  Due to the change in ownership, see note 9, the NOL will be limited.  At December 31, 2006, the Company had net operating loss carryforwards of approximately $790,000 that may be offset against future taxable income from the year 2006 through 2026.

k. Research and development expense

The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 2 (“SFAS 2”), “Accounting for Research and Development Costs”.  Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred.  Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved.  Company-sponsored research and development costs related to both present and future products are expensed in the period incurred.  The Company had $37,748 and $37,748 in research and product development for the years ended December 31, 2006, and 2005, respectively.

ALL TEMP ENGINEERING, INC.

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 3 - FIXED ASSETS

Fixed assets are stated at cost.  Expenditure for minor repairs, maintenance, and replacement parts which do not increase the useful lives of the assets are charged to expense as incurred.  All major additions and improvements are capitalized.  Depreciation is computed using the straight-line method.  The lives over which the fixed assets are depreciated range from 5 to 7 years.  Fixed assets and related depreciation for the period are as follows:

December 31, 2006

Computer equipment and software	$22,189
Furniture and fixtures	31,336
Tools and equipment	186,349
Vehicles	209,930
Accumulated depreciation	(445,209)

Total Fixed Assets	$4,595

Depreciation expense for the years ended December 31, 2006, and 2005, was $7,189 and $9,999, respectively.

NOTE 4 - INVENTORIES

Inventory consisted of the following at December 31, 2006:

Raw Materials	$42,032

Total Inventory	$42,032

NOTE 5 - CONCENTRATIONS OF RISK

Cash in Excess of Federally Insured Amount

The Company currently maintains a cash balance at a single financial institution in excess of the federally insured maximum of $100,000.

ALL TEMP ENGINEERING, INC.

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 6-  COMMITMENTS AND CONTINGENCIES

Operating Lease Obligations

The Company shares lease space with one of its sister companies.  The Company is not signed on the lease, but is allocated half of the lease expense on a monthly basis.  Rent expense was $57,569 and $52,632 for the years ended December 31, 2006, and 2005, respectively.

NOTE 7-  NOTES PAYABLE

The Company has two notes payable to shareholders of the Company.   The balances on those notes are $300,000 and $300,054 at December 31, 2006.  The notes are due on demand and have an interest rate of 7.5%.

NOTE 8 -   RELATED PARTY TRANSACTIONS

As noted in note 7 above, the Company has two notes payable to shareholders of the Company.  The balances on those notes are $300,000 and $300,054 at December 31, 2006.  The notes are due on demand and have an interest rate of 7.5%.

ALL TEMP ENGINEERING, INC.

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 9 -   SUBSEQUENT EVENT

Subsequent to year end, the shareholders of All Temp Engineering, Inc., voted upon, and approved an Agreement and Plan of Merger  (the “Merger Agreement”) by and among Reflect Scientific, Inc. (“Reflect”) and All Temp Engineering, Inc. (“All Temp”).  The Merger Agreement provided for the merger of the Company with and into Cryometrix, Inc., a California corporation and wholly-owned subsidiary of Reflect Scientific, Inc.  As a result of the merger, the shareholders of the Company were issued 2,000,000 shares of Reflect’s common stock that are restricted securities, as well as pay a 5% running royalty.

An unaudited pro forma balance sheet as of December 31, 2006, and a pro forma income statement for the year ended December 31, 2006, for the combined (post merger) entity, is presented below:

	Reflect As of December 31, 2006	All Temp As of December 31, 2006	Combined Historical Reflect & All Temp	Pro Forma Adjustments	Pro Forma Combined Reflect & All Temp December 31, 2006
ASSETS
Current Assets:
Cash	$271,038	$-	$271,038	$-	$271,038	(1)
Receivables	389,591	162,596	552,187	-	552,187
Inventory	364,796	42,032	406,828	-	406,828
Prepaid assets	13,852	8,189	22,041	-	22,041
Total Current Assets	1,039,277	212,817	1,252,094	-	1,252,094
Fixed Assets, (net)	211,021	4,595	215,616	-	215,616
Other Assets:
Deposits	13,400	3,672	17,072	-	17,072
Income Tax receivable	25,948	-	25,948	-	25,948
Deferred tax asset	316,000	-	316,000	-	316,000
Intangibles (net)	4,736,827	-	4,736,827	2,848,742	7,585,569	(1)
Total Other Assets	5,092,175	3,672	5,095,847	2,848,742	7,944,589
TOTAL ASSETS	$6,342,473	$221,084	$6,563,557	$2,848,742	$9,412,299

ALL TEMP ENGINEERING, INC.

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 9 -   SUBSEQUENT EVENT (continued)

	Reflect As of December 31, 2006	All Temp As of December 31, 2006	Combined Historical Reflect & All Temp	Pro Forma Adjustments	Pro Forma Combined Reflect & All Temp December 31, 2006
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Short term loan	$18,353	$600,054	$618,407	$-	$618,407
Cash overdraft	-	55,640	55,640	-	55,640
Accounts payable	225,721	272,789	498,510	-	498,510
Accrued liabilities	25,949	7,209	33,158	-	33,158
Income taxes payable	400	800	1,200	-	1,200
Total Current Liabilities	270,423	936,492	1,206,915	-	1,206,915
Non-current liabilities:
Notes payable	61,706	-	61,706	-	61,706
Total non-current Liabilities	61,706	-	61,706	-	61,706
Total Liabilities	$332,129	$936,492	$1,268,621	$-	$1,268,621

Stockholders' Equity:
Preferred Stock	-	-	-	-	-
Common stock	306,889	13,334	320,223	(13,334)		(1)
				20,000	326,889	(1)
Additional Paid-in capital	6,979,735	-	6,979,735	13,334		(1)
				2,100,000	9,093,069
Subscription receivable	257,251	-	257,251	-	257,251
Accumulated deficit	(1,533,531)	-	(1,533,531)	-	(1,533,531)
Accumulated deficit	-	(728,742)	(728,742)	728,742	-
Total Stockholders' Equity	6,010,344	(715,408)	5,294,936	2,848,742	8,143,678
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,342,473	$221,084	$6,563,557	$2,848,742	$9,412,299

ALL TEMP ENGINEERING, INC.

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 9 -   SUBSEQUENT EVENT (continued)

	Reflect As of December 31, 2006	All Temp as of December 31, 2006	Combined Historical Reflect & All Temp	Pro Forma Adjustment	Pro Forma Combined Reflect & All Temp December 31, 2006

Sales	$2,572,955	$1,871,737	$4,444,692	$-	$4,444,692
Cost of Sales	1,519,547	1,085,446	2,604,993	-	2,604,993
Salaries and wages	779,579	539,843	1,319,422	-	1,319,422
Payroll Taxes	35,767	64,603	100,370	-	100,370
Rent expense	62,906	57,569	120,475	-	120,475
General & Administrative	1,303,598	499,426	1,803,024	-	1,803,024
Income (loss) from operations	(1,128,442)	(375,150)	(1,503,592)	-	(1,503,592)

Other income (expense)	(192,911)	(197,516)	(390,427)	-	(390,427)
Interest expense	(25)	(34,961)	(34,986)	-	(34,986)
Total other income (expense)	(192,936)	(232,477)	(425,413)	-	(425,413)
Income tax expense (benefit)	(342,748)	-	(342,748)	-	(342,748)
Net Income (loss)	$(978,630)	$(607,627)	$(1,586,257)	$-	$(1,586,257)
Basic loss per share	(0.03)	(60.76)	(0.06)	-	(0.06)
Weighted average shares Outstanding	28,432,024	10,000	28,442,024	-	28,442,024

Description of Adjustments and Other Notes

(1)  To record the acquisition of All Temp as of the beginning of the period.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

REFLECT SCIENTIFIC, INC.

Date:	06/5/2007	By:	/s/ Kim Boyce
Kim Boyce
President and Director